Exhibit 99.3

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of May 12, 2010, is entered into by and between Dialogic Corporation, a British Columbia corporation (the “Company”), and                      (“Stockholder”), with respect to (i) shares of common stock, $0.001 par value per share, of Veraz Networks, Inc., a Delaware corporation (the “Parent Common Stock”), (ii) rights to purchase shares of Parent Common Stock, (iii) all securities exchangeable, exercisable or convertible into Parent Common Stock, and (iv) any securities issued or exchanged with respect to such Parent Common Stock, and upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Parent or upon any other change in the Parent’s capital structure, in each case whether now owned or hereafter acquired by the Stockholder (collectively, the “Securities”).

W I T N E S S E T H:

WHEREAS, Veraz Networks, Inc., a Delaware corporation (the “Parent”) and the Company have entered into an acquisition agreement, dated as of the date hereof (as the same may be amended or supplemented, the “Acquisition Agreement”) pursuant to which the Parent has agreed to acquire all of the outstanding Company Shares in exchange for shares of Parent Common Stock in accordance with the Acquisition Agreement, the Plan of Arrangement and the BCBCA, as a result of which the Company will become a subsidiary of the Parent;

WHEREAS, as of the date hereof, Stockholder beneficially owns and has the power to vote and dispose of the Securities set forth on Schedule I hereto;

WHEREAS, the Stockholder and the Company desire to enter into this Agreement in connection with the efforts to consummate the Arrangement;

WHEREAS, capitalized terms used in this Agreement and not defined have the meanings given to such terms in the Acquisition Agreement.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Covenants.

1.1 Lock-Up. Except as contemplated by this Agreement or with the Company’s prior written consent, Stockholder hereby covenants and agrees that between the date hereof and the Termination Date (as hereinafter defined), Stockholder will not (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote in any manner any of the Securities, or agree to do any of the foregoing (each a “Transfer”), or (b) take any action which would prevent or disable Stockholder from performing its obligations under Section 1.1 or 1.4 of this Agreement. Notwithstanding the foregoing, in connection with any Transfer not involving or relating to any Acquisition Proposal, Stockholder may Transfer any or all of the Securities as follows: (i) in the case of a Stockholder that is an entity, to any subsidiary, partner or member of Stockholder, (ii) in the case of an individual Stockholder, to Stockholder’s spouse, ancestors, descendants or any trust for any of their benefits or to a charitable trust and (iii) to any person who, prior to such Transfer, is a party to an agreement with the Company substantially equivalent to this Agreement; provided, however, that in any such case, prior to and as a condition to the effectiveness of such transfer, each person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to the Company a counterpart to this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement.

1.2 No Solicitation. Between the date hereof and the Termination Date and subject to Section 6.2, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that its respective Representatives and Subsidiaries and the respective Representatives of their respective Subsidiaries do not, directly or indirectly, take any action that the Parent is prohibited from taking under Section 5.3 of the Acquisition Agreement. Stockholder shall promptly (and in no event later than 48 hours after receipt of any Acquisition Proposal or Acquisition Inquiry) advise the Company orally and in writing of any Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the terms thereof) that is made or submitted by any Person (other than the Parent, the Company or any of their Affiliates and representatives) between the date hereof and the Termination Date.

1.3 Certain Events. This Agreement and the obligations hereunder will attach to the Securities and will be binding upon any person to which legal or beneficial ownership of any or all of the Securities passes, whether by operation of applicable Legal Requirement or otherwise, including without limitation, Stockholder’s successors, permitted transferees or assigns. This Agreement and the obligations hereunder will also attach to any additional shares of Parent Common Stock or other Securities of the Parent issued to or acquired by Stockholder after the date hereof.

1.4 Grant of Proxy; Voting Agreement.

(a) To the extent applicable to the Contemplated Transactions, Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to the Securities and hereby irrevocably appoints the Company as proxy for Stockholder to vote the Securities entitled to vote for Stockholder and in Stockholder’s name, place and stead, at any annual or special meeting, or at any adjournment thereof or pursuant to any consent of the stockholders of the Parent, in lieu of a meeting or otherwise, (i) in favor of (A) the Arrangement and, if required in connection with the Contemplated Transactions, adoption of the Acquisition Agreement, (B) the amendment or restatement of Parent’s certificate of incorporation for the purpose of authorizing a number of additional shares of Parent Common Stock sufficient to consummate the Arrangement in accordance with the terms of the Acquisition Agreement, if required in connection with the Contemplated Transactions, (C) the issuance of shares of Parent Common Stock to the Company Shareholders pursuant to the terms of the Acquisition Agreement, (D) the amendment of one or more of the Parent Stock Plans for the purpose of increasing the number of shares of Parent Common Stock available for issuance thereunder in order to consummate the Arrangement in accordance with the terms of the Acquisition Agreement, if required in connection with the Contemplated Transactions, (E) a proposal to amend the certificate of incorporation of Parent following the completion of the Arrangement to change the name of Parent and (F) any matter that could reasonably be expected to facilitate any of the foregoing, and (ii) against any Acquisition Proposal or any action that could reasonably be expected to delay, prevent or frustrate the Arrangement. The parties acknowledge and agree that neither the Company, nor the Company’s successors, assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and affiliates shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney’s fees) and compensation of any kind or nature whatsoever, to Stockholder in connection with or as a result of any voting by the Company of the Securities or any execution of any consent by the Company on behalf of Stockholder, provided that the Company votes such Securities in accordance with this Section 1.4. The parties acknowledge that, pursuant and subject to the authority hereby granted under the irrevocable proxy, the Company may vote the Securities in furtherance of its own interests, and the Company is not acting as a fiduciary for Stockholder.

(b) Notwithstanding the foregoing grant to the Company of the irrevocable proxy, if the Company elects not to exercise its rights to vote the Securities pursuant to the irrevocable proxy set forth in Section 1.4(a), Stockholder agrees to vote the Securities entitled to vote during the term of this Agreement (i) in favor of or give its consent to, as applicable, a proposal to (A) approve the Arrangement and, if required in connection with the Contemplated Transactions, adoption of the Acquisition Agreement, (B) amend or restate Parent’s certificate of incorporation in order to authorize a number of additional shares of Parent Common Stock sufficient to consummate the Arrangement in accordance with the terms of the Acquisition Agreement, if required in connection with the Contemplated Transactions, (C) issue shares of Parent Common Stock to the Company Shareholders pursuant to the terms of the Acquisition Agreement, (D) amend one or more of the Parent Stock Plans for the purpose of increasing the number of shares of Parent Common Stock available for issuance thereunder in order to consummate the Arrangement in accordance with the terms of the Acquisition Agreement, if required in connection with the Contemplated Transactions, (E) amend the certificate of incorporation of Parent following the completion of the Arrangement to change the name of Parent and (F) approve any matter that could reasonably be expected to facilitate any of the foregoing, and (ii) against, or refuse to give its consent to, as applicable, a proposal to approve any Acquisition Proposal or any action that could reasonably be expected to delay, prevent or frustrate the Arrangement, as described in Section 1.4(a) at any annual or special meeting or action of the stockholders of the Parent in lieu of a meeting or otherwise.

(c) Stockholder hereby covenants and agrees that it will not exercise any rights of dissent to the extent it may have any such rights under any applicable Legal Requirements or otherwise in connection with the approval of the Arrangement or any other corporate transactions considered at any annual or special meeting or action of the stockholders of the Parent in lieu of a meeting or otherwise.

(d) The irrevocable proxy granted pursuant to Section 1.4(a) shall not be terminated by any act of Stockholder or by operation of law, whether by the death or incapacity of Stockholder or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). Notwithstanding the foregoing, the irrevocable proxy granted pursuant to Section 1.4(a) shall terminate immediately upon the Termination Date. If between the date hereof and the Termination Date, Stockholder should die or become incapacitated, or if any trust or estate holding the Securities should be terminated, or if any corporation or partnership holding the Securities should be dissolved or liquidated, or if any other such similar event or events shall occur before the Termination Date, actions taken by the Company hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not the Company has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

1.5 Public Announcement. Stockholder shall consult with the Parent and the Company before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated by this Agreement, the Acquisition Agreement or any related agreements and shall not issue any such press release or make any such public statement without the approval of the Parent and the Company, except as may be required by any applicable Legal Requirement, including any filings with the SEC pursuant to the Exchange Act.

1.6 Disclosure. Stockholder hereby authorizes the Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC, Nasdaq or any other national securities exchange and, to the extent required by applicable Legal Requirements, the Proxy Statement (including all documents and schedules filed with the SEC in connection with any of the foregoing), its identity and ownership of the Securities and the nature of its commitments, arrangements and understandings under this Agreement. The Parent and the Company hereby authorize Stockholder to make such disclosure or filings as may be required by the SEC, Nasdaq or any other national securities exchange.

2. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to the Parent and the Company, as of the date hereof, that:

2.1 Ownership. Stockholder has valid title to, and is the sole legal and beneficial owner of the Securities set forth on Schedule I hereto, in each case free and clear of all Encumbrances except for applicable restrictions on transfer under applicable securities laws and has sole voting power and sole power of disposition with respect thereto without restriction. Stockholder does not legally or beneficially own or exercise voting power or power of disposition over any Securities not listed on Schedule I hereto.

2.2 Authorization. Stockholder has all requisite power and authority (as applicable) to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Stockholder has duly executed and delivered this Agreement and, assuming execution and delivery by the Company, this Agreement is a legal, valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and the enforcement of creditors’ rights generally, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is married and the Securities constitute community property, this Agreement has been duly authorized, executed and delivered by Stockholder and Stockholder’s spouse, and this Agreement is a legal, valid and binding agreement of Stockholder and Stockholder’s spouse, enforceable against Stockholder and Stockholder’s spouse in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and the enforcement of creditors’ rights generally, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

2.3 No Violation. Neither the execution and delivery of this Agreement by Stockholder nor the consummation by Stockholder of the transactions contemplated hereby will (a) require Stockholder to file or register with, or obtain any permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity, other than such disclosure or filings as may be required by the SEC, or (b) violate, or cause a breach of or default under, or conflict with any contract or agreement or any applicable Legal Requirement binding upon Stockholder. No proceedings are pending which, if adversely determined, will have an adverse effect on any ability to vote or dispose of any of the Securities.

2.4 Stockholder Has Adequate Information. Stockholder is a sophisticated investor with respect to the Parent and the Securities and has adequate information concerning the business and financial condition of the Parent to make an informed decision regarding this Agreement and based on such information as Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Stockholder acknowledges that neither the Company nor any person on behalf of the Company has made and neither makes any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Stockholder acknowledges that the agreements contained herein with respect to the Securities by Stockholder are irrevocable (prior to the Termination Date).

3. Representations and Warranties of Company. The Company hereby represents and warrants to Stockholder, as of the date hereof, that:

3.1 Authorization. The Company has all requisite power and authority (as applicable) to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company has duly executed and delivered this Agreement and, assuming execution and delivery by Stockholder, this Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and the enforcement of creditors’ rights generally, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

3.2 No Violation. Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will violate, or cause a breach of or default under, or conflict with any contract or agreement or any Legal Requirement binding upon the Company. No proceedings are pending which, if adversely determined, will have an adverse effect on any ability to vote or dispose of any of the Securities. The Company acknowledges that neither Stockholder nor any person on behalf of Stockholder makes any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

4. Survival of Representations and Warranties; Reporting Obligations. The respective representations and warranties of Stockholder and the Company contained herein shall not be deemed waived or otherwise affected by any investigation made by the other party hereto. The representations and warranties contained herein shall survive the date of this Agreement until the Termination Date (it being understood that either party may seek recourse against the other party after the Termination Date with respect to a breach of a representation or warranty that occurred prior to the Termination Date). Stockholder hereby covenants and agrees that it will promptly notify the Parent and the Company in writing upon any representation or warranty of it contained in this Agreement becoming untrue in any material respect or upon an obligation of Stockholder not being complied with in any material respect.

5. Specific Performance. Stockholder acknowledges that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder that are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available to the Company upon the breach or threatened breach by Stockholder of such covenants and agreements, the Company shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

6. Miscellaneous.

6.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall terminate and cease to have any force or effect upon the earliest of the date upon which (a) the Arrangement is completed, (b) the Acquisition Agreement is terminated in accordance with its terms (including if the Arrangement has been consummated by the Outside Date, as set forth in Section 9.1(b) of the Acquisition Agreement), or (c) the Company and Stockholder mutually agree to terminate this Agreement (such earliest date, the “Termination Date”).

6.2 Capacity. Notwithstanding anything in this Agreement to the contrary, Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and beneficial owner of Securities. So long as a Stockholder or

Representative of such Stockholder is an officer or director of Parent, nothing in this Agreement shall be construed as preventing or otherwise limiting or affecting (or requiring Stockholder to prevent or otherwise limit or affect) any actions, judgment or decisions taken by such Stockholder or such Representative in his or her capacity as an officer or director of Parent or any of its Subsidiaries or from fulfilling the obligations and responsibilities of such office (including the performance of obligations required by the fiduciary obligations and responsibilities of such Stockholder or such Representative acting solely in his or her capacity as an officer or director), it being agreed and understood that this Agreement shall apply to such Stockholder solely in his or its capacity as a stockholder.

6.3 Expenses. Each of the parties hereto shall pay its own expenses incurred in connection with this Agreement. Each of the parties hereto will bear all claims for brokerage fees attributable to action taken by it.

6.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective representatives and permitted successors and assigns.

6.5 Entire Agreement; Amendment. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties hereto.

6.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.7 Assignment. Without limitation of Section 1.1, no party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, such consent not to be unreasonably withheld; provided, however, that the Company may freely assign its rights to another direct or indirect wholly owned subsidiary of the Company without such prior written approval but no such assignment shall relieve the Company of any of its obligations hereunder and provided, further, that Stockholder may assign its rights and obligations without such prior written approval in connection with a Transfer of Securities permitted under, and effected in compliance with, the second sentence of Section 1.1. Any purported assignment requiring consent without such consent shall be void ab initio.

6.8 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be an original, but each of which together shall constitute one and the same Agreement.

6.9 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)	if to the Company, to:

Dialogic Corporation

9800 Cavendish Blvd., 5th Floor Montreal, Quebec, Canada H4M 2V9 Attention: Anthony Housefather, EVP and General Counsel Facsimile: +1-514-745-0055

with a copy (which shall not constitute notice) to:

Davies Ward Phillips & Vineberg LLP

1501 McGill College Avenue, 26th Floor

Montreal, Quebec

Attention: Brian G. Salpeter

Facsimile: (514) 841-6499

and

Lawson Lundell LLP

1600 Cathedral Place

925 West Georgia Street

Vancouver, BC, Canada

V6C 3L2

Attention: Valerie C. Mann

Facsimile: (604) 631-2811

and

Bingham McCutchen LLP

399 Park Avenue

New York, NY 10022-4689

Attention: Shon E. Glusky

Facsimile: (212) 702-3631

(ii)	If to Stockholder, to the address indicated on Schedule I hereto.

Any party may by notice given in accordance with this Section 6.9 to the other parties designate updated information for notices hereunder.

6.10 Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the Legal Requirements of the State of Delaware, without regard to its principles of conflicts of laws. In any action between the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties irrevocably and unconditionally consents and submits to the jurisdiction and venue of the state and federal courts located in the Northern District of California.

6.11 Enforceability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible and, absent agreement among the parties, a court is authorized to so modify this Agreement.

6.12 Further Assurances. From time to time, at the Company’s request and without further consideration, Stockholder shall execute and deliver to the Company such documents and take such action as the Company may reasonably request in order to give full effect to the transactions contemplated hereby.

6.13 Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

6.14 Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the Company and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

DIALOGIC CORPORATION

By:
Name:
Title:

STOCKHOLDER:

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By:
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